EXHIBIT 99.2

29 APRIL 2021 | NYSE:NREF

1Q 2021 FINANCIAL SUPPLEMENT

NEXPOINT
REAL ESTATE FINANCE

CAUTIONARY STATEMENTS

FORWARD LOOKING STATEMENTS

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as "anticipate", "estimate", "expect," "intend," "may", "should" and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the Company's business and industry in general, expected investment, including the closing date, terms, including yield, IRR and term to maturity, and collateral pool statistics, guidance for financial results for the second quarter of 2021, including the Company's estimated net income, core earnings, dividend per common share, cash available for distribution ("CAD") and dividend coverage ratios for the second quarter of 2021. They are not guarantees of future results and forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including the ultimate geographic spread, duration and severity of the COVID-19 pandemic, and the effectiveness of actions taken, or actions that may be taken, by governmental authorities to contain the outbreak or treat its impact, as well as those described in greater detail in our filings with the Securities and Exchange Commission, particularly those specifically described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company's Annual Report on Form 10-K and the Company's other filings with the SEC for a more complete discussion of risks and other factors that could affect any forward-looking statement. The statements made herein speak only as of the date of this presentation and except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains non-GAAP financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows of the Company. The non-GAAP financial measures used within this presentation are core earnings and CAD. Core earnings is defined as the net income (loss) attributable to our common stockholders computed in accordance with GAAP, including realized gains and losses not otherwise included in net income (loss), excluding any unrealized gains or losses or other similar non-cash items that are included in net income (loss) for the applicable reporting period, regardless of whether such items are included in other comprehensive income (loss), or in net income (loss) and adding back amortization of stock-based compensation. We use core earnings to evaluate our performance which excludes the effects of certain GAAP adjustments and transactions that we believe are not indicative of our current operations. We believe providing core earnings as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance. We also use core earnings as a component of the management fee paid to our Manager. Core earnings should not be considered as an alternative or substitute to net income (loss). Our computation of core earnings may not be comparable to core earnings reported by other REITs. We calculate CAD by adjusting net income (loss) attributable to common stockholders by adding back amortization of stock-based compensation, amortization of premiums, and by removing the change in unrealized loss on our investments held at fair value and accretion of discounts. We use CAD to evaluate our performance and our ability to pay dividends. We believe that providing CAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance. CAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of CAD may not be comparable to CAD reported by other REITs.

ADDITIONAL INFORMATION

For additional information, see our filings with the SEC. Our filings with the SEC are available on our website, nref.nexpoint.com, under the "Financials" tab.

NEXPOINT REAL ESTATE FINANCE

Company Overview

NexPoint Real Estate Finance, Inc. ("NREF" or the "Company") is a publicly traded mortgage REIT ("mREIT"), with its shares listed on the New York Stock Exchange. The company concentrates on investments in real estate sectors where senior management has operating expertise, including multifamily, single-family rental ("SFR"), and self-storage, in the top 50 metropolitan statistical areas. The Company targets lending or investing in stabilized properties or properties with "light-transitional" business plans.

NREF is externally managed by NexPoint Real Estate Advisors VII, L.P. ("NREA"), an affiliate of NexPoint Advisors, L.P., an SEC-registered investment advisor with extensive real estate and fixed income experience.

NREF Total Return vs Peers[4]



60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
-60.0%
-80.0%
-100.0%
NREF
ABR
BXMT
KREF
NYMT
STWD
TRTX
Feb 20
Mar 20
Apr 20
May 20
Jun 20
Jul 20
Aug 20
Sep 20
Oct 20
Nov 20
Dec 20
Jan 21
Feb 21
Mar 21
Apr 21

1.7%

PREMIUM TO BOOK[1]

9.2%

IMPLIED DIVIDEND YIELD[2]

9.0%

INSIDER OWNERSHIP[3]

(1) BASED ON MARCH 31, 2021, BOOK VALUE INCLUDING REDEEMABLE NCI IN THE OPERATING PARTNERSHIP AS REPORTED BY THE COMPANY AND THE SHARE PRICE AS OF CLOSE OF TRADING APRIL 28, 2021

(2) IMPLIED DIVIDEND YIELD IS CALCULATED USING THE ANNOUNCED 1Q DIVIDEND OF $0.475 PER COMMON SHARE, ANNUALIZED, DIVIDED BY THE SHARE PRICE AS OF CLOSE OF TRADING ON APRIL 28, 2021

(3) AS OF THE CLOSE OF TRADING APRIL 28, 2021

(4) BLOOMBERG. TOTAL RETURN, INCLUDING DIVIDENDS, AS OF CLOSE OF TRADING APRIL 28, 2021

NEXPOINT
REAL ESTATE ADVISORS

1Q 2021 HIGHLIGHTS

FINANCIAL

- 1Q 2021 net income of $25.1MM, with net income attributable to common stockholders of $8.4MM, or $1.26 per diluted common share; compared to net income of $26.2MM with net income attributable to common stockholders of $9.3MM, or $1.32 per diluted common share in 4Q 2020[1]
- 1Q 2021 core earnings of $2.9MM, or $0.53 per diluted common share compared to $3.0MM, or $0.55 per diluted common share in 4Q 2020[2]
- Book value of $419.9MM, or $20.33 per common share, including redeemable non-controlling interests in the Operating Partnership and excluding Series A Preferred Stock; a 4.4% increase over 4Q 2020 book value on a per share basis
- Paid a 1Q 2021 dividend of $0.475 per common share on March 31, 2021
- Announced 2Q 2021 dividend of $0.475 per common share to be paid on June 30, 2021

PORTFOLIO

- Outstanding total portfolio of $1.49B, comprised of 64 investments[3]
- SFR and multifamily represent 100% of our debt portfolio
- Weighted average loan to value ("LTV")[4] and debt service coverage ratio ("DSCR") on our SFR, CMBS, CMBS IO strips, preferred and mezz investments are 66.8% and 2.02x[3]
- As of April 28, 2021, there are no loans currently in forbearance in our portfolio, unchanged from the end of the fourth quarter 2020
- On April 28, 2021, we purchased a CMBS-IO strip with aggregate notional amount of $50MM
- On April 29, 2021, we expect to close a floating rate Freddie Mac K-Series B-Piece, with an estimated current yield of SOFR + 625bps

CAPITALIZATION

- As of March 31, 2021, the Company's debt to book value ratio was 2.47x
- Secured credit facility, matched in structure and term of the underlying SFR loans, with a weighted average remaining term of 7.1 years as of March 31, 2021
- On April 20, 2021, NREF issued $75.0MM in Senior Unsecured Notes at 5.75% and due 2026
- As of April 28, 2021, outstanding repo financing was $171.2MM, which equates to 52.6% advance rate on our CMBS B-Piece and IO Strip portfolio[5]
- As of April 28, 2021, NREF has issued 259,685 shares of its common stock through the Company's at-the-market (ATM) offering at an average price of $20.27/share, for approximately $5.2MM of cash proceeds

(1) DILUTED EPS INCLUDES THE DILUTIVE EFFECT OF THE REDEEMABLE NON CONTROLLING INTERESTS
(2) CORE EARNINGS PER DILUTED SHARE DOES NOT INCLUDE THE DILUTIVE EFFECT OF THE REDEEMABLE NON CONTROLLING INTERESTS. SEE "RECONCILIATIONS" SLIDE
(3) AS OF MARCH 31, 2021, INCLUDING THE CMBS IO STRIP CLOSED APRIL 28, 2021, CMBS B PIECE EXPECTED TO CLOSED ON APRIL 29. 2021, AND CMBS B PIECES REFLECTED ON AN UNCONSOLIDATED BASIS
(4) LOAN TO VALUE IS GENERALLY BASED ON THE INITIAL LOAN AMOUNT DIVIDED BY THE AS –IS APPRAISED VALUE AS OF THE DATE THE LOAN WAS ORIGINATED OR BY THE CURRENT PRINCIPAL AMOUNT AS OF THE DATE OF THE MOST RECENT AS IS APPRAISED VALUE. FOR OUR CMBS B PIECES, LTV IS BASED ON THE WEIGHTED AVERAGE LTV OF THE UNDERLYING LOAN POOL.
(5) BASED ON ACTUAL COLLATERAL POSTED

1Q 2021 EARNINGS AND BOOK VALUE


Book Value Per Common Share Growth
$19.32
(8.3)%
$17.72
3.4%
$18.33
0.8%
$18.48
5.4%
$19.48
4.4%
$20.33
4Q 2019
1Q 2020
2Q 2020
3Q 2020
4Q 2020
1Q 2021

Earnings and Book Value

- Net interest income of $6.2MM, an increase of 14.8% over 4Q 2020
- Net income of $25.1MM, with net income attributable to common stockholders of $8.4MM, or $1.26 per diluted common share; compared to net income of $26.2MM with net income attributable to common stockholders of $9.3MM, or $1.32 per diluted common share in 4Q 2020
- Core earnings of $2.9MM, or $0.53 per diluted common share; compared to $0.55 per diluted common share in 4Q 2020
- BV per common share including redeemable NCI in the Operating Partnership increased 4.4% to $20.33/share, compared to $19.48/share at the end of 4Q 2020
- $16.5MM net unrealized gain in 1Q 2021 due to mark-to-market movement in the CMBS B-Piece, CMBS IO Strips portfolios and the NexPoint Storage Partners, Inc common stock


$19.48
$0.33
$1.13
$0.04
$(0.01)
$-
$(0.18)
$(0.46)
$20.33
4Q 2020 BV
Net Int Income
Net Income (CMBS)
Unrealized Gain NSP
Loan Loss Provision, net
Dividend Income, net
Operating Exp
Dividend
1Q 2021 BV

NEXPOINT
REAL ESTATE ADVISORS

NET INCOME, CORE EARNINGS AND CAD

Net Income (Loss) and Core Earnings Per Diluted Common Share



$(1.22)
$0.23
$1.00
60.9%[2]
$0.37
$0.52
13.5%
$0.42
$1.32
31.0%
$0.55
$1.26
(3.6)%
$0.53
$0.54
20.8%
$0.64
Net Income (Loss)/Share
Core Earnings/Share
1Q 2020
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021 Est

Core Earnings and CAD Per Diluted Common Share



$0.23
$0.28
$0.37
50.0%[2]
$0.42
$0.42
7.1%
$0.45
$0.55
15.6%
$0.52
$0.53
-%
$0.52
$0.64
13.5%
$0.59
1Q 2020
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021 Est
Core Earnings/Share
CAD/Share

(1) NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS IN 1Q 2021 IS ESTIMATED TO BE BETWEEN $2.9MM AND $3.2MM. SEE "RECONCILIATIONS" SLIDES.

(2) NREF CLOSED ITS IPO ON FEBRUARY 11, 2020, AS SUCH, THE QUARTER OVER QUARTER CHANGE SHOWN IN 2Q 2020 IS CALCULATED USING 2Q 2020 CORE EARNINGS AND CAD PER SHARE DIVIDED BY THE 1Q 2020 STUB PERIOD CORE EARNINGS AND CAD PER SHARE

Core Earnings, CAD and Guidance

CORE EARNINGS/CAD:

- Net income per diluted common share for the 1Q 2021 is $1.26, a decrease of 4.5% over 4Q 20220 reported net income per diluted common share
- 1Q 2021 core earnings per diluted common share is $0.53, a decrease of 3.6% over 4Q 2020 reported core earnings per diluted common share
- 1Q 2020 CAD per diluted common share is $0.52, no change from 4Q 2020 reported CAD per diluted common share

GUIDANCE:

- 2Q 2021 core earnings per diluted common share guidance is $0.64[1] at the mid-point, a 20.8% increase from 1Q 2020 actual expected to be due mainly to the acquisition of OP units
- 2Q 2021 CAD per diluted common share guidance is $0.59[1] at the mid-point, a 13.5% increase compared to 1Q 2020 actual

NEXPOINT
REAL ESTATE ADVISORS

DIVIDEND AND COVERAGE

Dividend and Core Earnings/CAD Coverage

1Q 2021 DIVIDEND:

- 1Q dividend of $0.475/common share was paid March 31, 2021
- 1Q 2021 core earnings dividend coverage is 1.12x
- 1Q 2021 CAD dividend coverage is 1.09x

2Q 2021 DIVIDEND RECOMMENDATION:

- 2Q 2021 dividend of $0.475 per common share declared by the Board of Directors to be paid on June 30, 2021, no change from 1Q 2021 dividend per common share
- 2Q 2021 estimated core earnings dividend coverage of 1.35x[1]
- 2Q 2021 estimated CAD dividend coverage of 1.24x[1]



Core Earnings Dividend Coverage
1.05x
0.93x
1.05x
1.38x
1.12x
1.35x
$0.22
$0.40
$0.40
$0.40
$0.48
$0.48
1Q 2020
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021 Est
Core Earnings/Share
Dividend/Share



CAD Dividend Coverage
1.27x
1.05x
1.13x
1.30x
1.09x
1.24x
$0.22
$0.40
$0.40
$0.40
$0.48
$0.48
1Q 2020
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021 Est
CAD/Share
Dividend/Share

(1) NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS IN 1Q 2021 IS ESTIMATED TO BE BETWEEN $2.9MM AND $3.2MM. SEE "RECONCILIATIONS" SLIDES.

NEXPOINT REAL ESTATE ADVISORS

PORTFOLIO COMMENTARY

Defensive Portfolio Characteristics

The current portfolio consists of senior loans, mezzanine debt, preferred equity and common stock investments in short-duration lease-term assets (multifamily, SFR, self-storage) that are geographically diverse in the United States. The portfolio has minimal exposure to construction loans, no heavy transitional loans, no land loans and no for-sale loans. As of April 28, 2021, there are no loans currently in forbearance in our portfolio, unchanged from the end of the fourth quarter 2020.

MULTIFAMILY

- Historically low losses for Freddie Mac debt issuances secured by multifamily assets, including periods of market stress
- Aggregate losses in Freddie Mac's origination history have averaged 5 bps per year dating back to 1994[1]
- Since 2009 and through March 2021, there have been $30.2MM in losses on $433B of combined issuance[2]
- As of February 25, 2021, $7.5B of outstanding UPB, representing 2.2% of total securitized UPB, has entered forbearance[3]

SINGLE-FAMILY RENTAL

- Although this is a relatively new asset class that was institutionalized in the wake of the global financial crisis, we believe SFR will exhibit resiliency akin to multifamily
- Current portfolio of SFR loans is capitalized by a secured credit facility with Freddie Mac, is matched in both duration and structure of the underlying loans, has 7.1 years of average weighted term to maturity and a 250 bps interest rate spread[4]
- Subject to Freddie Mac forbearance program to help mitigate cash flow interruptions to the bondholders

SELF-STORAGE

- Limited human interaction and low costs should help the self-storage sector during current unprecedented times
- Historically, self-storage has outperformed other real estate asset types during economic downturns

7.5
YEARS AVERAGE REMAINING TERM[5]

93.8%
OF PORTFOLIO STABILIZED[5]

66.8%
WEIGHTED AVG LOAN TO VALUE[5]

2.02%
WEIGHTED AVG DSCR[5]

(1) FREDDIE MAC; 4Q 2020
(2) FREDDIE MAC; MARCH 2021
(3) FEBRUARY(2021) SECURITIZATION FORBEARANCE REPORT – FREDDIE MAC
(4) AS OF MARCH 31, 2021
(5) AS OF MARCH 31, 2021, INCLUDING THE FREMF 2021 K108 CLOSED APRIL 29, 2021, AND EXCLUDING THE NEXPOINT STORAGE PARTNERS, INC COMMON STOCK (FORMERLY, JCAP SERIES A PREFERRED)

NEXPOINT
REAL ESTATE ADVISORS

PORTFOLIO COMMENTARY


MN
4%
NJ
3%
MD
5%
CA
5%
AZ
3%
TX
9%
GA
30%
AL
3%
FL
19%
LESS THAN 2.0% OF TOTAL

Geographic and Asset Type Exposure[1]


Multifamily
39.5%
$1.5B
CURRENT PRINCIPAL[1]
Single-Family Rental
60.5%


Mezzanine Loans
9.3%
Preferred Equity
1.3%
CMBS I/O
Strip
2.7%
66.8%
WEIGHTED AVG LTV[1]
CMBS
26.2%
Senior Loans
60.5%

(1) AS OF MARCH 31, 2021, INCLUDING CMBS B PIECE EXPECTED TO CLOSE APRIL 29, 2021, AND EXCLUDING THE NEXPOINT STORAGE PARTNERS, INC COMMON STOCK (FORMERLY, JCAP SERIES A PREFERRED)

NEXPOINT REAL ESTATE ADVISORS

EXPECTED TRANSACTION

Collateral Pool Summary[1]

Underlying Pool Balance:	$1.0 billion
Weighted Avg Mortgage Interest Rate:	Avg. 30-Day SOFR + 2.6%
Interest Only DSCR[2]:	2.3x
Average Loan to Value:	70.3%
Number of Properties:	37
Number of Units:	8,587
Weighted Avg Occupancy:	95.2%
Weighted Avg Rent/Unit:	$1,337
Total Appraised Value:	$1.4 billion
Geographic Distribution:	



Other (<5% of Total)
13.4%
FL
18.8%
TX
17.7%
AZ
12.2%
NJ
10.6%
CT
10.0%
GA
6.2%
SC
5.8%
CA
5.3%

(1) BASED ON APRIL 1, 2021 CUT OFF DATE.
(2) CALCULATED USING UNDERWRITTEN NET CASH FLOW
(3) INVESTMENT HAS A 0% FLOOR
(4) CALCULATED USING PROJECTED CASH FLOWS

SAMPLE FREMF K-SERIES SECURITIZATION – PRO RATA PAY



$1.0B
Floating Rate
Pool of Mortgages
Guaranteed Certificate
Class A
Unguaranteed Certificate
Class C
Last
First
Loss Position
Cash Flows
First
Last

B-Piece Summary[1]

Payment Structure:	Floating-rate with current pay
Purchase Price/Par Value:	$76MM / $76MM
% of Securitization:	7.5%
Current Yield[3]:	Avg. 30-Day SOFR + 6.25%
Unlevered IRR[4]:	6.8%
Expected Term to Maturity:	9.8 years

NEXPOINT
REAL ESTATE ADVISORS

PORTFOLIO

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
1	Senior Loan	Various	SFR	2/11/2020	$508,700	$82,341	4.65%	7.4	68.1%	
2	Senior Loan	Various	SFR	2/11/2020	62,023	9,907	4.95%	7.9	65.0%	
3	Senior Loan	Various	SFR	2/11/2020	51,304	7,933	4.74%	4.5	54.1%	
4	Senior Loan	Various	SFR	2/11/2020	38,021	6,116	5.55%	7.6	72.6%	
5	Senior Loan	Various	SFR	2/11/2020	17,150	2,770	5.61%	7.8	64.1%	
6	Senior Loan	Various	SFR	2/11/2020	15,300	2,277	5.46%	2.6	55.8%	
7	Senior Loan	Various	SFR	2/11/2020	12,201	1,955	5.54%	7.5	66.3%	
8	Senior Loan	Various	SFR	2/11/2020	10,559	1,700	5.60%	7.7	72.8%	
9	Senior Loan	Various	SFR	2/11/2020	10,471	1,671	5.30%	7.4	69.2%	
10	Senior Loan	Various	SFR	2/11/2020	10,147	1,640	5.72%	7.7	65.0%	
11	Senior Loan	Various	SFR	2/11/2020	10,527	1,662	5.35%	6.8	71.4%	
12	Senior Loan	Various	SFR	2/11/2020	10,523	1,641	4.72%	4.9	63.2%	
13	Senior Loan	Various	SFR	2/11/2020	9,621	1,550	6.10%	7.5	72.4%	
14	Senior Loan	Various	SFR	2/11/2020	9,166	1,479	5.88%	7.8	56.0%	
15	Senior Loan	Various	SFR	2/11/2020	8,200	1,323	5.85%	7.6	71.3%	
16	Senior Loan	Various	SFR	2/11/2020	7,813	1,262	5.47%	7.8	55.8%	
17	Senior Loan	Various	SFR	2/11/2020	7,687	1,233	5.34%	7.8	72.9%	
18	Senior Loan	Various	SFR	2/11/2020	7,529	1,203	5.08%	7.5	56.0%	
19	Senior Loan	Various	SFR	2/11/2020	6,758	1,081	5.46%	7.9	71.0%	
20	Senior Loan	Various	SFR	2/11/2020	6,236	1,003	5.47%	7.6	71.8%	
21	Senior Loan	Various	SFR	2/11/2020	6,622	1,009	4.83%	2.8	67.8%	
22	Senior Loan	Various	SFR	2/11/2020	5,760	927	5.99%	7.7	70.0%	
23	Senior Loan	Various	SFR	2/11/2020	5,615	900	5.24%	7.5	56.8%	
24	Senior Loan	Various	SFR	2/11/2020	5,551	823	5.33%	2.3	66.2%	
25	Senior Loan	Various	SFR	2/11/2020	5,318	853	5.46%	7.8	72.8%	
26	Senior Loan	Various	SFR	2/11/2020	4,729	757	5.35%	7.8	73.9%	
	Total SFR				**853,351**	**136,019**	**4.90%**	**7.1**	**66.7%**	

*SEE FOOTNOTES ON FOLLOWING PAGE

NEXPOINT
REAL ESTATE ADVISORS

PORTFOLIO

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
1	CMBS B-Piece	Various	Multifamily	2/11/2020	$62,103[5]	$31,960	6.08%[6]	4.9	64.8%	
2	CMBS B-Piece	Various	Multifamily	2/11/2020	49,771[5]	25,964	6.12%[6]	5.7	65.1%	
3	CMBS B-Piece	Various	Multifamily	4/23/2020	81,984[5]	34,009	3.50%[7]	8.9	63.8%	
4	CMBS B-Piece	Various	Multifamily	7/30/2020	66,742[5]	32,702	9.12%[8]	6.2	65.4%	
5	CMBS B-Piece	Various	Multifamily	8/6/2020	108,642[5]	24,079	NA	9.2	69.0%	
6	CMBS B-Piece	Various	Multifamily	4/26/2021	76,047[5]	76,047	6.26%	9.8	70.3%	
	Total CMBS B-Pieces				**445,289[5]**	**224,761**	**4.61%**	**7.8**	**66.7%**	
1	CMBS IO Strip	Various	Multifamily	4/15/2020	$847[9]	$375	3.40%	15.8	61.5%	
2	CMBS IO Strip	Various	Multifamily	4/15/2020	728[9]	363	2.94%	16.7	65.6%	
3	CMBS IO Strip	Various	Multifamily	5/18/2020	2,458[9]	887	2.02%	25.5	66.2%	
4	CMBS IO Strip	Various	Multifamily	8/6/2020	8,600[9]	2,945	0.10%	9.2	69.0%	
5	CMBS IO Strip	Various	Multifamily	8/6/2020	1,820[9]	588	0.10%	9.2	69.0%	
6	CMBS IO Strip	Various	Multifamily	8/6/2020	23,888[9]	8,455	2.98%	9.2	69.0%	
7	CMBS IO Strip	Various	Multifamily	4/28/2021	6,149[9]	1,537	2.02%	8.8	63.8%	
	Total CMBS IO Strip				**44,490**	**15,150**	**2.10%**	**10.3**	**67.9%**	
1	Mezzanine	Houston, TX	Multifamily	6/12/2020	$7,500	7,500	11.00%[10]	2.3	79.3%	
2	Mezzanine	Philadelphia, PA	Multifamily	10/20/2020	14,253	5,983	7.59%	8.2	89.4%	
3	Mezzanine	Laurel, MD	Multifamily	10/20/2020	12,000	5,041	7.71%	10.0	84.9%	
4	Mezzanine	White Marsh, MD	Multifamily	10/20/2020	10,380	4,361	7.42%	10.3	84.8%	
5	Mezzanine	Cockeysville, MD	Multifamily	10/20/2020	9,610	4,037	7.42%	10.3	84.3%	
6	Mezzanine	Laurel, MD	Multifamily	10/20/2020	7,390	3,105	7.42%	10.3	80.3%	
7	Mezzanine	North Aurora, IL	Multifamily	10/20/2020	6,829	2,866	7.53%	7.8	71.0%	
8	Mezzanine	Lakewood, NJ	Multifamily	10/20/2020	5,540	2,326	7.33%	8.1	81.1%	
9	Mezzanine	Wilmington, DE	Multifamily	10/20/2020	5,470	2,296	7.50%	8.1	89.3%	
10	Mezzanine	Urbandale, IA	Multifamily	10/20/2020	4,010	1,683	7.89%	7.7	83.8%	
11	Mezzanine	Daytona Beach, FL	Multifamily	10/20/2020	3,700	1,553	7.83%	7.5	81.5%	
12	Mezzanine	Rosedale, MD	Multifamily	10/20/2020	3,620	1,521	7.42%	10.3	83.3%	

*SEE FOOTNOTES ON FOLLOWING PAGE

PORTFOLIO

$S IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
13	Mezzanine	Atlanta, GA	Multifamily	10/20/2020	3,310	1,389	6.91%	8.3	80.3%	
14	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	3,000	1,260	7.32%	10.3	83.1%	
15	Mezzanine	Des Moines, IA	Multifamily	10/20/2020	2,880	1,209	7.89%	7.7	81.6%	
16	Mezzanine	Tyler, TX	Multifamily	10/20/2020	2,135	896	7.74%	7.5	83.1%	
17	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	1,500	630	7.22%	10.3	78.6%	
18	Mezzanine	Las Vegas, NV	Multifamily	10/20/2020	1,190	499	7.71%	7.9	75.5%	
19	Mezzanine	Vancouver, WA	Multifamily	10/20/2020	1,082	455	8.70%	9.6	84.3%	
20	Mezzanine	Los Angeles, CA	Multifamily	1/21/2021	24,844	24,402	13.25%[11]	2.8	N/A	
21	Mezzanine	Los Angeles, CA	Multifamily	1/21/2021	1,541	1,513	13.25%[11]	0.8	N/A	
	Total Mezzanine				**131,784**	**74,525**	**8.88%**	**7.4**	**83.1%**	
1	Preferred Equity	Jackson, MS	Multifamily	2/11/2020	$5,056	$5,274	12.50%	6.7	75.6%	
2	Preferred Equity	Corpus Christi, TX	Multifamily	2/11/2020	3,821	3,924	15.25%	1.3	55.8%	
3	Preferred Equity	Houston, TX	Multifamily	5/29/2020	10,000	10,000	11.00%	9.1	82.9%	
	Total Preferred Equity				**18,877**	**19,198**	**12.26%**	**6.9**	**75.4%**	
1	Common Stock	N/A	Self-Storage	11/6/2020	N/A	$45,460	N/A	N/A	N/A	
	Portfolio Total				**$1,493,971**	**$515,113**	**5.18%**	**7.5**	**66.8%**	**2.02x**

(1) OUR TOTAL PORTFOLIO REPRESENTS THE CURRENT PRINCIPAL AMOUNT OF THE CONSOLIDATED SFR LOANS, THE MEZZANINE LOAN, PREFERRED EQUITY, AND COMMON STOCK AS WELL AS THE NET EQUITY OF OUR CMBS B PIECE INVESTMENTS.
(2) NET EQUITY REPREESENTS THE CARRYING VALUE LESS BORROWINGS.
(3) THE WEIGHTED AVERAGE COUPON IS WEIGHTED ON THE CURRENT PRINCIPAL BALANCE.
(4) THE WEIGHTED AVERAGE LIFE IS WEIGHTED ON THE CURRENT PRINCIPAL BALANCE AND ASSUMES NO PREPAYMENTS. THE MATURITY DATE USED FOR PREFERRED EQUITY INVESTMENTS REPRESENTS THE MATURITY DATE OF THE SENIOR MORTGAGE, AS THE PREFERRED EQUITY INVESTMENTS HAVE NO STATED MATURITY DATE AND REQUIRE REPAYMENT UPON THE SALE OR REFINANCING OF THE ASSET.
(5) THE CMBS B PIECES ARE SHOWN ON AN UNCONSOLIDATED BASIS REFLECTING THE VALUE OF OUR INVESTMENTS.
(6) FLOATING RATE CMBS B PIECE YIELDS 1M LIBOR PLUS 600 BPS. AS OF MARCH 31, 2021, 1M LIBOR WAS 0.11113%.
(7) FIXED RATE CMBS B PIECE HAS A BOND EQUIVALENT YIELD OF APPROXIMATELY 10.75%, WAC OF 3.62% AND CURRENT YIELD OF 6.10%.
(8) FLOATING RATE CMBS B PIECE YIELDS 1M LIBOR PLUS 900BPS. AS OF MARCH 31, 2021, 1M LIBOR WAS 0.11113%.
(9) CURRENT PRINCIPAL FOR CMBS IO STRIPS ARE SHOWN AS CURRENT COST
(10) MEZZANINE INVESTMENT IS FIXED AND PAYS 6.5% CURRENT INTEREST, PAID MONTHLY, WITH THE REMAINING 4.50% ACCRUING AND DUE AT MATURITY
(11) MEZZANINE INVESTMENT YIELDS WSJ PRIME PLUS 1000 BPS. AS OF APRIL 28, 2021, WSJ PRIME WAS 3.25%

NEXPOINT
REAL ESTATE ADVISORS

INCOME STATEMENT AND BALANCE SHEET

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Income Statement

For the three months ended	March 31, 2021	December 31, 2020
Interest income	$12,649	$10,492
Interest expense	(6,497)	(6,102)
Net interest income	6,152	4,390
Other income (loss)	22,290	10,039
Total operating expenses	(3,372)	(2,888)
Net income	**25,070**	**11,541**
Preferred stock dividends	(874)	(874)
Net income attributable to redeemable NCI	(15,829)	(7,805)
Net income attributable to common stockholders	**$8,367**	**$2,862**
Weighted average common shares outstanding, diluted[1]	19,199	5,550
Net income per share, diluted	**$1.26**	**$0.52**

Balance Sheet

	March 31, 2021	December 31, 2020
Cash and cash equivalents	$14,917	$30,241
Restricted cash	570	3,230
Loans, held for investment, net	153,637	127,777
Common stock, at fair value	45,460	44,626
Mortgage loans, held for investment, net	915,348	918,114
Accrued interest and dividends	5,646	5,078
Mortgage loans held in variable interest entities, at fair value	4,782,318	5,007,515
CMBS structured pass through certificates, at fair value	38,923	38,984
Other Assets	3,384	745
Total Assets	**$5,960,203**	**$6,176,310**
Secured financing agreements, net	$839,687	$840,453
Master repurchase agreements	162,168	161,465
Unsecured Notes, net	35,025	34,960
Accounts payable and other accrued liabilities	3,807	1,779
Accrued interest payable	2,791	2,311
Bonds payable held in variable interest entities, at fair value	4,496,771	4,731,429
Total Liabilities	**5,540,249**	**5,772,397**
Redeemable NCI in the Operating Partnership	285,587	275,670
Total Stockholders Equity	134,367	128,243
Total Liabilities and Stockholders' Equity	**$5,960,203**	**$6,176,310**
Common shares outstanding	5,023	5,023
Redeemable Sub OP units	13,787	13,787
Combined book value per share	**$20.33**	**$19.48**

(1) MARCH 31, 2021, DILUTED EPS INCLUDES THE DILUTIVE EFFECT OF THE REDEEMABLE NON CONTROLLING INTERESTS. DILUTED EPS FOR DECEMBER 31, 2020, DOES NOT INCLUDE THE POTENTIAL REDEMPTION OF THE NON CONTROLLING INTERESTS FORCOMMON SHARES AS IT WAS ANTI DILUTIVE FOR Q3.

RECONCILIATIONS

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of 2Q 2021 Net Income to Core Earnings

	Low	Mid	High
For the three months ended	June 30, 2021	June 30, 2021	June 30, 2021
Net income attributable to common stockholders	$2,936	$3,049	$3,162
Adjustments:			
Amortization of stock based compensation	557	557	557
Core Earnings	**$3,493**	**$3,606**	**$3,719**
Weighted average common shares outstanding, basic	5,180	5,180	5,180
Weighted average common shares outstanding, diluted[1]	5,654	5,654	5,654
Core earnings per diluted weighted average share	**$0.62**	**$0.64**	**$0.66**
Estimated 2Q dividend	$0.475	$0.475	$0.475
2Q dividend coverage ratio	1.31x	1.35x	1.39x

Reconciliation of 2Q 2021 Net Income to CAD

	Low	Mid	High
For the three months ended	June 30, 2021	June 30, 2021	June 30, 2021
Net income attributable to common stockholders	$2,936	$3,049	$3,162
Adjustments:			
Amortization of stock based compensation	557	557	557
Amortization of premiums	618	618	618
Accretion of discounts	(888)	(888)	(888)
Cash Available for Distribution	**$3,223**	**$3,336**	**$3,449**
Weighted average common shares outstanding, basic	5,180	5,180	5,180
Weighted average common shares outstanding, diluted[1]	5,654	5,654	5,654
CAD per diluted weighted average share	**$0.57**	**$0.59**	**$0.61**
Estimated 2Q dividend	$0.475	$0.475	$0.475
2Q dividend coverage ratio	1.20x	1.24x	1.28x

(1) WEIGHTED AVERAGE DILUTED SHARES OUTSTANDING DOES NOT INCLUDE DILUTIVE EFFECT OF REDEEMABLE NON CONTROLLING INTERESTS

RECONCILIATIONS

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of Net Income (Loss) to Core Earnings

	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020
Net income attributable to common stockholders	$8,367	$9,320	$2,862	$5,270	$(6,353)
Adjustments:					
Amortization of stock based compensation	391	256	252	39	-
Loan loss provision, net	38	25	(12)	23	59
One-time non cash items[1]		(1,053)	-	-	-
Unrealized (gains) or losses	(5,927)	(5,571)	(777)	(3,387)	7,473
Core Earnings	**$2,869**	**$2,977**	**$2,325**	**$1,944**	**$1,179**
Weighted average common shares outstanding, basic	5,023	5,087	5,261	5,263	5,223
Weighted average common shares outstanding, diluted[2]	5,411	5,377	5,550	5,292	5,223
Core earnings per diluted weighted average share	**$0.53**	**$0.55**	**$0.42**	**$0.37**	**$0.23**
Dividend per common share	**$0.475**	**$0.40**	**$0.40**	**$0.40**	**$0.22**
Core earnings dividend coverage ratio	**1.12x**	**1.38x**	**1.05x**	**0.93x**	**1.05x**

Reconciliation of Net Income (Loss) to CAD

	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020
Net income attributable to common stockholders	$8,367	$9,320	$2,862	$5,270	$(6,353)
Adjustments:					
Amortization of stock based compensation	391	256	252	39	-
Amortization of premiums	618	681	628	555	294
Loan loss provision, net	38	25	(12)	23	59
Change in unrealized loss on investments held at fair value	(5,927)	(5,571)	(777)	(3,387)	7,473
Accretion of discounts	(676)	(646)	(282)	(113)	-
One-time non cash items[1]	-	(1,053)	-	-	-
Stock dividends	-	(193)	(155)	(171)	-
Cash Available for Distribution	**$2,811**	**$2,819**	**$2,515**	**$2,215**	**$1,473**
Weighted average common shares outstanding, basic	5,023	5,087	5,261	5,263	5,223
Weighted average common shares outstanding, diluted[2]	5,411	5,377	5,550	5,292	5,223
CAD per diluted weighted average share	**$0.52**	**$0.52**	**$0.45**	**$0.42**	**$0.28**
Dividend per common share	**$0.475**	**$0.40**	**$0.40**	**$0.40**	**$0.22**
CAD dividend coverage ratio	**1.09x**	**1.30x**	**1.13x**	**1.05x**	**1.27x**

(1) ONE TIME NON CASH ITEM IS MAKE WHOLE PREMIUM APPLICABLE TO COMMON SHAREHOLDERS IN THE PREFERRED STOCK INVESTMENT CONVERSION TO COMMON STOCK.
(2) WEIGHTED AVERAGE DILUTED SHARES OUTSTANDING DOES NOT INCLUDE DILUTIVE EFFECT OF REDEEMABLE NON CONTROLLING INTERESTS

CONTACT

NEXPOINT REAL ESTATE FINANCE (NYSE:NREF)
2515 McKinney Ave, Suite 1100
Dallas, Texas 75201

W: nref.nexpoint.com
P: 833.463.6697